REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made and entered into as of this _____ day of ____________, 2011 by and among Quantum Fuel Systems Technologies Worldwide, Inc. a Delaware corporation (the "Company"), [Placement Agent], a __________________ ("Placement Agent"), and certain accredited investors purchasing convertible notes and warrants of the Company offered in a private placement (the "Offering") by the Company.

WHEREAS, in connection with certain Subscription Agreements among the Investors and the Company (the "Subscription Agreements") which have been executed in connection with the consummation of the transactions contemplated in that certain Confidential Private Placement Memorandum dated September 22, 2011, as amended or supplemented from time to time (the "Memorandum"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreements and the Memorandum to issue and sell to the Investors 10% convertible promissory notes (the "Notes") and (ii) warrants (the "Warrants") to purchase shares of the Company's common stock, $0.02 par value (the "Common Stock"); and

WHEREAS, to induce the Investors to execute and deliver the Subscription Agreements, the Company has agreed to provide certain registration rights with respect to (i) the shares of Common Stock issuable upon conversion of the Notes (the "Conversion Shares") and (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Common Shares") both on the terms and conditions provided herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

    Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

    "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. Affiliates shall include holders of 10% or more of the Company's Common Stock.

    "Allowed Delay" as defined in Section 2(f).

    "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

    "Common Stock" as defined in the Preamble.

    "Conversion Shares" as defined in the Preamble.

    "Investors" means the investors purchasing Registrable Securities pursuant to the Subscription Agreements and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Warrants or Registrable Securities.

    "Memorandum" as defined in the Preamble.

    "Offering" as defined in the Preamble.

    "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

    "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

    "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the Warrant Common Shares, and (iii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that a security shall cease to be a Registrable Security upon (A) a sale of such security pursuant to an effective Registration Statement or Rule 144, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144 without restriction (assuming the Warrant Common Shares were issued upon a cashless exercise of the Warrants).

    "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

    "Required Investors" means the Investors holding a majority of the Registrable Securities.

    "Rule 144" means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

    "SEC" means the U.S. Securities and Exchange Commission.

    "Subscription Agreement" as defined in the Preamble.

    "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "Warrants" as defined in the Preamble.

    "Warrant Common Shares" as defined in the Preamble.

    Registration

    Registration Statements.

    (i) Resale Registration Statement. Promptly following the final closing of the purchase and sale of the Notes and Warrants contemplated by the Memorandum (the "Closing Date") but no later than the later of (i) thirty (30) days after the final closing of the Offering and, (ii) in the event the SEC is conducting a review of a Registration Statement filed by the Company prior to the date of the Memorandum, the fifth (5th) day following the completion of such review (the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities in an amount at least equal to the Conversion Shares and the Warrant Common Shares (such Registration Statement, or any other Registration Statement covering the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, the "Resale Registration Statement"). No other securities shall be included in the Resale Registration Statement, except for up to 283,768 shares of the Company's Common Stock issuable upon exercise of warrants that were issued by the Company on May 9, 2011, May 20, 2011 and August 23, 2011. The Resale Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Placement Agent and its counsel prior to its filing or other submission. If the Resale Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to the Investors(based on number of Registrable Securities held by each such Investor), as partial damages and not as a penalty, in an aggregate amount equal to 1.5% of the gross proceeds from the Offering. In the event the Resale Registration Statement has not been filed by each 30th day anniversary of the Filing Deadline, the Company will make for each such 30-day period the Resale Registration Statement has not been filed additional pro rata payments to the Investors (based on number of Registrable Securities held by each such Investor) in an aggregate amount equal to 1.5% of the gross proceeds from the Offering. Such payments shall be made to each such Investor in immediately available funds within three (3) Business Days after the Filing Deadline or each 30th day anniversary of the Filing Deadline, as the case may be.

    (ii) Piggy-Back Registrations. If, at any time during the Effectiveness Period (as defined in Section 3(a)) the Company is permitted to file a Registration Statement pursuant to Section 2(c)(ii) below, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or any similar form for the registration of Common Stock to be issued in connection with business combination transactions or similar transactions or Form S-8 or any similar form for the registration of Common Stock to be issued pursuant to benefit or incentive plans or arrangements, or successor forms, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggy-Back Registration"), then the Company shall deliver to each Investor a written notice of such determination and, if within twenty (20) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Investor requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2(a)(ii) that are eligible for resale pursuant to Rule 144 without restriction. Notwithstanding anything contained herein or elsewhere in this Agreement to the contrary, the Piggy-Back Registration rights contained in this Section 2(a)(ii) shall not apply to any amendments and/or supplements filed by the Company with respect to any registration statements that were filed prior to the date of this Agreement.

    (iii) Reduction of Piggyback Registration. If the managing underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Investors in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Investors hereunder, the Registrable Securities as to which registration has been requested under Section 2(ii), and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities (as defined in Section 2(d)), then the Company shall include in any such registration:

    (1) If the registration is undertaken for the Company's account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock and other securities, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock or other securities that can be sold without exceeding the Maximum Number of Securities); and

    (2) If the registration is a "demand" registration undertaken at the demand of persons other than the Investors pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities as to which registration has been requested under Section 2(ii) (pro rata in accordance with the number of Registrable Securities which each Investor thereof shall have requested to be included in such registration, without giving effect to any other Registrable Securities to be included therein, regardless of the number of Registrable Securities with respect to which such Investor or transferee thereof shall have the right to request such inclusion); and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which other shareholders desire to sell that can be sold without exceeding the Maximum Number of Securities (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock or other securities that can be sold without exceeding the Maximum Number of Securities).

    (iv) Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 2(b).

    Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, and fees and expenses of one counsel to the Investors (not to exceed $25,000). Other than the above, the Investors shall bear their respective expenses in connection with the registration, including, without limitation, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. For purposes of this Agreement, the phrase "counsel to the Investors" shall mean one law firm as is selected by the Placement Agent on behalf of the Investors, or failing to do so, by that number of Investor(s) holding the greatest number of Registrable Securities sought to be registered.

    Effectiveness.

    (i) The Company shall use its best efforts to have the Resale Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (1) the Resale Registration Statement is not declared effective by the SEC within sixty (60) days after the Filing Deadline or (2) after the Resale Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Resale Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions or during an Allowed Delay, then the Company will make pro rata payments to the Investors (based on number of Registrable Securities held by each such Investor), as partial damages and not as a penalty, in an amount equal to 1.5% of the gross proceeds from the Offering for each 30-day period or pro rata for any portion thereof following the date by which the Resale Registration Statement should have been effective (the "Blackout Period"). The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days after the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made in immediately available funds.

    (ii) The Company shall not file any Registration Statement that covers any of the Company's securities until the earlier of (1) forty-eight (48) hours after the Resale Registration Statement has been declared effective or (2) the Registrable Securities are eligible for sale pursuant to Rule 144 without restriction, except that the Company is permitted to file amendments and/or supplements to registration statements filed by the Company prior to the date hereof.

    Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities as the SEC shall permit (the "Maximum Number of Securities"). Any forced exclusion of Registrable Securities shall be made pro rata among the Investors in proportion to the number of Registrable Securities held by the Investors, with the Warrant Common Shares excluded first on a pro rata basis; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded any Registrable Securities held by Affiliates of the Company, and provided further that, to the extent that shares of Common Stock are no longer Registrable Securities, then the Company shall thereafter exclude such shares of Common Stock from registration and shall register the Warrant Common Shares first. The priority of cutbacks with respect to the securities set forth above shall be determined by the Company based on the requirements of the SEC and its good faith deliberations. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as "Cut Back Securities." To the extent Cut Back Securities exist, as soon as may be permitted by the SEC, the Company shall be required to file a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of the Cut Back Securities) covering the resale of the Cut Back Securities and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter; provided, however, that the foregoing obligation shall cease with respect to any Cut Back Securities at such time such Cut Back Securities are eligible for sale pursuant to Rule 144, without restriction.

    Limitation on Liquidated Damages. Notwithstanding anything contained herein, (i) the total amount of liquidated damages payable to the Investors pursuant to Sections 2(a)(1) and 2(c)(i) of this Agreement shall in no event exceed twelve percent (12%) of the gross proceeds from the Offering and (ii) if the Company is required to reduce the number of Registrable Securities to be included in a Registration Statement pursuant to Section 2(d) of this Agreement and the Company otherwise complies with its covenants in this Agreement with respect to the registration of the portion of the Registrable Securities included in such Registration Statement, the Company shall not be required to pay liquidated damages to the Investors with respect to any Cut Back Securities. In the event that the Company fails to pay the liquidated damages pursuant to Sections 2(a)(1) or 2(c)(i) of this Agreement, as applicable, in the time prescribed by such sections, the Company shall pay interest on such liquidated damages at a rate of 12% per annum with such interest accruing daily from the date such liquidated damages were due until such amounts, plus all such interest thereon, are paid in full.

    Allowed Delay. For not more than ten (10) days in any three (3) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company's Board of Directors, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an "Allowed Delay"); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

    Company Obligations. The Company will use best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

    use best efforts to cause the Resale Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 without restriction (the "Effectiveness Period") and advise the Investors in writing when the Effectiveness Period has expired;

    prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement and the Prospectus as may be necessary to keep the Resale Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

    provide copies to and permit counsel to the Investors to review each Resale Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

    furnish to the Investors and counsel to the Investors (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Resale Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Resale Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

    use best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

    prior to any public offering of Registrable Securities, use best efforts to register or qualify or cooperate with the Investors and counsel to the Investors in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

    use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

    immediately (and in any event within one business day following discovery) notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

    otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Resale Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(i), "Availability Date" means the 40th day following the end of the fourth full fiscal quarter after the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 75th day after the end of such fourth fiscal quarter).

    With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 without restriction, or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

    Obligations of the Investors.

    Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the date that the Company anticipates that it will file any Registration Statement, the Company shall notify each Investor of the anticipated filing date and the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

    Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Investor further agrees that failure to promptly provide the information required under Section 4(a) hereof or to otherwise respond to any reasonable request made by the Company shall result in the exclusion of such Investor's Registrable Securities from the Resale Registration Statement.

    Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

    Indemnification.

    Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act (collectively, the "Investor Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees) (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf and will reimburse such Investor, and each such Investor Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

    Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) (collectively, the "Company Indemnified Parties") against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

    Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

    Miscellaneous

    Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

    Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the provisions of the Subscription Agreement.

    Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

    Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor.

    Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding the foregoing, Section 5 of this Agreement shall inure to the benefit of the Investor Indemnified Parties and the Company Indemnified Parties.

    Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
The Company:	QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:
Name:
Title:

The Placement Agent:	_____________________________

By:
Name:
Title:

The Investors	Signature contained in Omnibus Signature Page in the Subscription Agreement of each Investor.